Exhibit 99.2

AMENDMENT NO. 1 TO THE

FIVE-YEAR CREDIT AGREEMENT

Dated as of January 25, 2006

AMENDMENT NO. 1 TO THE FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) among THE KROGER CO., an Ohio corporation (the “Borrower”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative and paying agent (the “Paying Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Paying Agent have entered into a Five Year Credit Agreement dated as of May 22, 2002 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The definitions of “Applicable Margin”, “Facility Fee Percentage”, “Performance Level” and “Utilization Fee Percentage” in Section 1.01 of the Credit Agreement are amended in full to read as follows:

“Applicable Margin” means, on any date, a percentage per annum determined by reference to the Borrower’s Performance Level in effect on such date as set forth below:

Performance Level	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances, Standby Letters of Credit and Documentary Letters of Credit
Level 1	0.000%	0.190%
Level 2	0.000%	0.230%
Level 3	0.000%	0.270%
Level 4	0.000%	0.400%
Level 5	0.000%	0.475%
Level 6	0.000%	0.575%

“Facility Fee Percentage” means, on any date, a percentage per annum determined by reference to the Borrower’s Performance Level in effect on such date as set forth below:

Performance Level	Facility Fee Percentage
Level 1	0.060%
Level 2	0.070%
Level 3	0.080%
Level 4	0.100%
Level 5	0.125%
Level 6	0.175%

“Performance Level” means, as of any date of determination, the numerically lowest level set forth below as then in effect, as determined in accordance with the following provisions of this definition:

Level 1	The Public Debt Rating is A, A2 or A or better by two of S&P, Moody’s or Fitch, respectively, or the Applicable Percentage Ratio is 6.00:1.00 or greater;

Level 2	The Public Debt Rating is A-, A3 or A- or better by two of S&P, Moody’s or Fitch, respectively, or the Applicable Percentage Ratio is 5.25:1.00 or greater but less than 6.00:1.00;

Level 3	The Public Debt Rating is BBB+, Baa1 or BBB+ by two of S&P, Moody’s or Fitch, respectively, or the Applicable Percentage Ratio is 4.75:1.00 or greater but less than 5.25:1.00;

Level 4	The Public Debt Rating is BBB, Baa2 or BBB by two of S&P, Moody’s or Fitch, respectively, or the Applicable Percentage Ratio is 4.00:1.00 or greater but less than 4.75:1.00;

Level 5	The Public Debt Rating is BBB-, Baa3 or BBB- by two of S&P, Moody’s or Fitch, respectively, or the Applicable Percentage Ratio is less than 4.00:1.00;

Level 6	The Public Debt Rating is lower than BBB-, Baa3 or BBB- by two of S&P, Moody’s or Fitch and the Applicable Percentage Ratio is lower than 4.00:1.00;

provided (a) if any rating established or deemed to have been established by S&P, Moody’s or Fitch shall be changed (other than as a result of a change in the rating system of any of S&P, Moody’s or Fitch), such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change, (b) any change in the Performance Level based on a change in the Applicable Percentage Ratio shall be effective for all purposes on and after the date of delivery to the Administrative

Agents of a certificate of the Borrower with respect to the financial statements to be delivered, as applicable, pursuant to Section 5.01(h) for the most recently ended Fiscal Quarter, (c) if two of the Public Debt Ratings by S&P, Moody’s and Fitch and the Applicable Percentage Ratio shall fall within different Levels the Applicable Margin, the Facility Fee Percentage and the Utilization Fee Percentage shall be determined based upon the higher Level unless the Levels determined based upon the Public Debt Ratings and Applicable Percentage Ratio are two or more Levels apart, in which case the Applicable Margin, the Facility Fee Percentage and the Utilization Fee Percentage shall be determined by reference to the Level next above the lower of the two Levels (it being understood that Level 1 is the highest Level and Level 6 is the lowest Level) and (d) notwithstanding the foregoing provisions of clause (b), no increase in the Performance Level shall be effective if any Default shall have occurred and be continuing. Any change in the Performance Level shall be effective on the effective date of such change in the applicable Performance Level and shall apply to all Eurodollar Rate Advances made or continued on or after the commencement of the period (and to Base Rate Advances that are outstanding at any time during the period) commencing on the effective date of such change in the applicable Performance Level and ending on the date immediately preceding the effective date of the next such change in the applicable Performance Level.

“Utilization Fee Percentage” means, as of any date that the aggregate Advances exceed 50% of the aggregate Commitments, a percentage per annum determined by reference to the Borrower’s Performance Level in effect on such date as set forth below:

Performance Level	Utilization Fee Percentage
Level 1	0.050%
Level 2	0.050%
Level 3	0.100%
Level 4	0.100%
Level 5	0.100%
Level 6	0.250%

(b) Section 3.02(a)(i) of the Credit Agreement is amended in full to read as follows:

(i) the representations and warranties contained in Section 4.01 (other than the representations and warranties in the last sentence of subsection (e) and in subsection (f) (other than clause (ii) thereof)) are correct in all material respects on and as of the date of such Revolving Credit Borrowing, before and after giving effect to such Revolving Credit Borrowing or issuance of a Letter of Credit and to the application of the proceeds therefrom, as though made on and as of such date, and

(c) Section 5.02(a)(xi) of the Credit Agreement is amended to delete the figure “10%” and substitute therefor the figure “20%”.

(d) Section 5.02(d)(v) of the Credit Agreement is amended to delete the figure “10%” and substitute therefor the figure “20%”.

(e) Schedule 3.01(b) to the Credit Agreement is amended in full to read as set forth as Schedule 3.01(b) to this Amendment.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Paying Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Paying Agent that such Lender has executed this Amendment and the Paying Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Paying Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Paying Agent (unless otherwise specified) and in sufficient copies for each Lender:

(a) A certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

(i) The representations and warranties contained in Section 4.01 of the Credit Agreement, as amended hereby, are correct on and as of the Amendment Effective Date; and

(ii) No event has occurred and is continuing that constitutes a Default;

(b) The Consent attached hereto, duly executed by each Guarantor existing on the Amendment Effective Date;

(c) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the other Loan Documents;

(d) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder or thereunder; and

(e) A favorable opinion of Paul W. Heldman, Senior Vice President, Secretary and General Counsel for the Borrower, substantially in the form of Exhibit C to the Credit Agreement and as to such other matters as any Lender through the Paying Agent may reasonably request.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter, regulations or by-laws, as applicable, or (ii) law or any contractual restriction binding on or affecting the Borrower.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(e) There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses The Borrower agrees to pay on demand all costs and expenses of the Paying Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Paying Agent) in accordance with the terms of Section 8.03 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KROGER CO.

By	/s/ Scott M. Henderson
Title:	Vice President & Treasurer

CITIBANK, N.A., as Administrative Agent,
Issuing Bank and as Paying Agent

By	/s/ Judith Green
Title:	Vice President

JPMORGAN CHASE BANK,
as Administrative Agent, Issuing Bank and Lender

By	/s/ Teri Streusand
Title:	Vice President

CITICORP USA, INC.

By	/s/ Judith Green
Title:	Vice President

BANK OF AMERICA, N.A.

By	/s/ Dan M. Killian
Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Michaela V. Galluzzo
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH

By	/s/ Ivan Rodriguez
Title:	Vice President

By	/s/ Andrew Sherman
Title:	Counsel/Executive Director

COBANK, ACB

By	/s/ S. Richard Dill
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Derek S. Roudebush
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH, successor by merger to The Bank of Tokyo- Mitsubishi, Ltd. and to UFJ Bank Limited

By	/s/ Mr. Tsuguyuki Umene
Title:	Deputy General Manager

BNP PARIBAS

By	/s/ Tom Ambrose
Title:	Director

By	/s/ Gaye Plunkett
Title:	Vice President

THE BANK OF NEW YORK

By	/s/ Randolph E. J. Medrano
Title:	Vice President

FIFTH THIRD BANK

By	/s/ Megan S. Heisel
Title:	Vice President

THE BANK OF NOVA SCOTIA

By	/s/ V. H. Gibson
Title:	Assistant Agent

WELLS FARGO BANK NATIONAL ASSOCIATION

By	/s/ Steven Buehler
Title:	Vice President

By	/s/ Peter Martinets
Title:	Vice President

COMERICA BANK

By	/s/ Jessica M. Migliore
Title:	Account Officer

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Ching L. Lim
Title:	Vice President

MELLON BANK, N.A.

By	/s/ Mark F. Johnston
Title:	First Vice President

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Bruce A. Kinter
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By	/s/ Ben Mahlich
Title:	AVP/Lending Officer

NATIONAL CITY BANK

By	/s/ Amanda M. Hannah
Title:	Relationship Manager

FARM CREDIT BANK OF TEXAS

By	/s/ Luis Requejo
Title:	Vice President

FARM CREDIT BANK OF WICHITA

By	/s/ Patrick Zeka
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ Anthony D. Braxton
Title:	Director

THE NORINCHUKIN BANK,
NEW YORK BRANCH

By	/s/ Toshifumi Tsukitani
Title:	General Manager

SCHEDULE 3.01(b)

DISCLOSED LITIGATION

On November 29, 2001, a lawsuit titled Wade, et al. v. The Kroger Co., et al., was filed in the U.S. District Court, Western District of Kentucky, Louisville Division, against The Kroger Co. The complaint, filed by several former and present management and hourly employees, alleges that Kroger discriminates against African-Americans in compensation, selection, and promotion. The plaintiffs, on behalf of themselves and all other African-American persons similarly situated, are seeking declaratory and injunctive relief, as well as compensatory and punitive damages and attorneys’ fees.

The case is in the earliest stages of discovery. At the present time there is no discovery cutoff or class certification deadline. At this stage of the proceedings, the Borrower is unable to express any opinion on whether a class will be certified, or whether a Material Adverse Effect is reasonably likely.

Any actions, suits, investigations, litigation or proceedings disclosed in Borrower’s periodic or current reports filed with the SEC are incorporated by reference in this Schedule 3.01(b).

CONSENT

Dated as of January 25, 2006

The undersigned, each a Guarantor under the Guarantee Agreement dated May 22, 2002 (the “Guarantee Agreement”) in favor of the Paying Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guarantee Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

DILLON COMPANIES, INC.

FOOD 4 LESS HOLDINGS, INC.

FRED MEYER, INC.

FRED MEYER STORES, INC.

THE KROGER CO. OF MICHIGAN

KROGER LIMITED PARTNERSHIP I

By: KRGP Inc., its General Partner

KROGER TEXAS L.P.

By: KRGP Inc., its General Partner

RALPHS GROCERY COMPANY

SMITH’S FOOD & DRUG CENTERS, INC.

By	/s/ Paul W. Heldman
Title:	Vice President